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                                                                   EXHIBIT 10.59


STATE OF SOUTH CAROLINA      )
                             )                MODIFICATION AGREEMENT
COUNTY OF GEORGETOWN         )              RELATING INTER ALIA TO THE
                             )                     FOLLOWING:
                             )
                             )                MORTGAGE, ASSIGNMENT OF
                             )                 LEASES AND RENTS AND
                             )                  SECURITY AGREEMENT
                             )                  DATED JUNE 2, 1988
                             )                 AND RECORDED WITH THE
                             )                   REGISTER OF DEEDS
                             )                FOR GEORGETOWN COUNTY,
                             )              SOUTH CAROLINA IN MORTGAGE
                             )                 BOOK 337 AT PAGE 133

               THIS MODIFICATION AGREEMENT (the "Agreement") executed this ____ day of June, 2001 to be effective as of the 10th day of May, 2001 by and between BRUNNER COMPANIES INCOME PROPERTIES, L.P., I, as successor in interest to DAYTON & ASSOCIATES XII, ("Borrower") and NEW YORK LIFE INSURANCE COMPANY, whose address is 51 Madison Avenue, New York, New York 10010, ("NYLIC").

                                   WITNESSETH:

               WHEREAS, NYLIC previously made a loan available to the Borrower in the original principal amount of One Million Six Hundred Thousand and No/100 Dollars ($1,600,000.00) (the "Loan");

               WHEREAS, the Loan was evidenced by that certain promissory note in the original amount of $1,600,000.00 from Borrower for the benefit of NYLIC (the "Note") and secured inter alia by a lien on that certain parcel of real property and improvements thereon pursuant to that certain Mortgage, Assignment of Leases and Rents and Security Agreement from Borrower dated June 2, 1988 and recorded with the Register of Deeds for Georgetown County, South Carolina in Mortgage Book 337 at Page 133 as amended by that certain Loan Modification and Extension Agreement and Mortgage Amendment, effective as of June 10, 1993 recorded in Mortgage Book 642, page 299, as further amended by that certain Second Loan Modification and Extension Agreement and Mortgage Amendment, effective as of June 10, 1994, recorded in Mortgage Book 742, Page 248; and, further amended by that certain Third Loan Modification and Extension Agreement, Cross Pledge and Default Agreement, and Mortgage Amendment Agreement, effective September 29, 1995 recorded in Mortgage Book 796, Page 144 and further amended by that certain Modification Agreement, effective October 10, 1998 recorded in Mortgage Book B1158 Page P249; and, by that certain Modification Agreement, effective May 10, 1999 recorded in Mortgage Book 01304. Page 00049; further amended by that certain Modification Agreement effective May 10, 2000 recorded in Mortgage Book 1371, Page 221; and, further amended by that certain Modification Agreement, effective November 10, 2000, to be recorded (as amended, modified or assigned, the "Mortgage").

               WHEREAS, the Note and the Mortgage and any and all other documents related to the Loan are collectively referred to as the "Loan Documents".


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               WHEREAS, except as otherwise provided, all terms herein shall have the meanings ascribed thereto in the Loan Documents;

               WHEREAS, the Loan became due and payable in full on May 10, 2001, which was the maturity date of the Loan, NYLIC has notified Borrower of the same and Borrower desires NYLIC to waive the maturity date and modify the terms of the Loan Documents; and

               WHEREAS, Borrower and NYLIC have agreed to amend certain terms of the Loan and the Loan Documents to inter alia change the maturity date of the Loan to May 10, 2002 and to provide a new repayment schedule.

               NOW, THEREFORE, in consideration of the mutual promises contained hereinbelow, the sum of Five and No/100 Dollars ($5.00) and other good and valuable consideration, the receipt, sufficiency and adequacy of which the parties do hereby acknowledge, the parties do hereby agree as follows:

         1. The Note, and Loan Documents as applicable, are amended as follows:

                  (a) From and after May 10, 2001 through May 10, 2002 (the "Extended Maturity Date"), the Loan will accrue interest at a fixed rate per annum equal to seven (7%) percent;

                  (b) Commencing June 10, 2001 and continuing on the tenth day of each month thereafter until the Extended Maturity Date, payments in the amount of $9,338.00 will be due and payable. Such payments will be applied first to accrued and unpaid interest and then to principal;

                  (c) Commencing June 10, 2001 and continuing on the tenth day of each month thereafter until the Extended Maturity Date, Borrower will deposit into escrow with NYLIC payments for insurance and ad valorem taxes as required under the Loan Documents (such monthly payments currently being equal to $3,425.00);

                  (d) Unless sooner demanded as provided herein, all outstanding principal together with accrued unpaid interest due under the Loan shall be due and payable in full on May 10, 2002;

                  (e) The Borrower shall be entitled to prepay the Note in full at par without fee or premium on a date which is designated by Borrower in writing given to NYLIC at least ten (10) days prior to such date; and,

                  (f) Notwithstanding anything to the contrary in the Note or Loan Documents, NYLIC shall have the right, at its sole option, upon fifteen (15) days prior written notice to Borrower, with or without cause and irregardless of whether an event of default shall exist or not, to


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                           accelerate repayment of the Loan in full and demand
                           Borrower repay the Loan in full.

         1. The Loan Documents are amended by deleting all references to the maturity date of "May 10, 2001" and substituting in lieu thereof the maturity date of "May 10, 2002".

         2. The principal balance due and owing under the Loan Documents as of May 10, 2001, after giving effect to Borrower's payment of all principal payments required to be paid hereunder, is $1,388,617.42.

         3. The Borrower represents and warrants that, at the time of the execution and delivery of this Agreement, Borrower has good and absolute title to the real property encumbered by the Loan Documents, and has full power and authority to subject the same to the lien of the Loan Documents and the same is free and clear of all liens, charges and encumbrances whatsoever, except those created by the Loan Documents or those known to NYLIC and those set forth in NYLIC's existing title insurance policy for the Loan (the "Title Policy").

         4. Except as otherwise modified hereby, the terms and provisions of the Loan Documents shall remain in full force and effect.

         5.       As a condition precedent to NYLIC's agreement herein:

                  (a) upon the execution of this Agreement, Borrower shall pay all costs and expenses, including but not limited to attorney's fees, recording fees and title charges incurred in connection with this Agreement, any prior modifications of the Loan Documents, all matters related to the Loan Documents and/or the consummation of the transaction contemplated hereby.

                  (b) no default shall exist under the Loan Documents as of the date hereof nor shall any event have occurred which with the passage of time or the giving of notice, or both, would constitute such a default.

         6. Borrower and NYLIC agree that it is the intent of the parties that the execution of this Agreement or any documents as contemplated by this Agreement or the consummation of any transactions contemplated by this Agreement shall constitute a modification, restatement and renewal under the Loan and shall not be construed as a novation.

         7. By executing this Agreement, Borrower is reconfirming the accuracy and correctness of all representations contained in the Loan Documents.

         8. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.


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         9.       Borrower hereby agrees that NYLIC, and its officers,
directors, employees and agents are irrevocably and unconditionally released and discharged of any and all claims, demands, obligations, liabilities, costs and expenses, now existing (including, without limitation, any obligations or commitment of NYLIC to provide any financial accommodations to Borrower under the Loan Documents) arising out of or related to the Loan Documents.

         10. Borrower acknowledges and agrees that NYLIC has the right to direct all parties occupying any portion of the property which is the subject of the Mortgage to remit all rents and other monies due Borrower to be paid directly to NYLIC. Borrower acknowledges and agrees that all rents (including percentage rents), income, expense reimbursements and profits derived from the property which is the subject of the Mortgage have been directed by NYLIC to be remitted directly to NYLIC by the third parties obligated therefor (collectively the "Rents"). Any of the Rents received by Borrower will be received in trust by Borrower and remitted to NYLIC within two (2) business days of Borrower's receipt thereof. NYLIC shall deposit the Rents in an account controlled by NYLIC (the "Rents Account"). To the extent funds on deposit in the Rents Account are sufficient therefor, so long as no Event of Default has occurred or its continuing, NYLIC shall disburse funds from the Rents Account for the following purposes and in the following order: (i) for payment of the amount specified in Paragraph 1(b) hereinabove; (ii) for payment of the amount specified in Paragraph 1(c) hereinabove; (iii) to Borrower for Budgeted Expenses, as hereinafter defined; and, (iv) for deposit and disbursement to the Account Control Agreement by and between Borrower and NYLIC dated as of November 10, 2000. Prior to any disbursement for Budgeted Expenses, NYLIC shall require Borrower to submit a written request for disbursement together with copies of the cash register and cash disbursement journal with such additional documentation as NYLIC may request. For purposes hereof, the term "Budgeted Expenses" means the expenses of the property which is the subject of the Mortgage set forth in a written summary, in form and content acceptable to Lender (the "Budget"). The Budget shall, as a minimum, set forth a twelve month summary by month of reasonable and ordinary expenses of the property reasonably consistent with historical experience. Borrower has submitted to the Lender the initial Budget for calendar year 2001 and agrees to submit the Budget for calendar year 2002 no later than November 30, 2001.

         12. Borrower acknowledges, consents and agrees after consultation with its counsel and otherwise knowingly and voluntarily, that (i) prior to giving effect to this Agreement, an Event of Default existed under the Loan, giving NYLIC the immediate and unconditional right to proceed against the Borrower and the collateral securing the obligations under this Agreement, including without limitation, foreclosure of the collateral constituting real and personal property of Borrower; (ii) in the event of proceedings by NYLIC against the Borrower and/or the collateral, Borrower has the right to file a petition in bankruptcy under the United States Bankruptcy Code (the "Bankruptcy Code"); (iii) Borrower hereby gives up, surrenders and waives the protection of the "automatic stay" provisions of the Bankruptcy Code with respect to the collateral securing the Borrower's obligations under this Agreement and further agrees not to take a contrary or adverse position in any future bankruptcy proceedings against the collateral and/or NYLIC and specifically agrees that NYLIC may proceed against the Borrower and/or collateral without the necessity for lifting of the automatic stay under the Bankruptcy Code, without regard to adequate protection, equity in the subject property, the necessity of the subject property for an effective reorganization or any other


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matter affecting NYLIC's right or ability to obtain immediate relief from stay;
and (iv) in the event of a bankruptcy filing by or against Borrower, Borrower agrees to waive the exclusive right to file a plan of reorganization during the initial 120 day period, and, otherwise, not to seek any extension or modification of the 120 day period in which only the debtor may file a plan of reorganization as provided in the Bankruptcy Code.

                   [THE REST OF THIS PAGE HAS BEEN LEFT BLANK]


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         IN WITNESS WHEREOF, the parties have executed this Agreement this ___
day of June, 2001 to be effective as of May 10, 2001.

WITNESSES AS TO BORROWER:               BORROWER:

                                        BRUNNER COMPANIES INCOME
                                        PROPERTIES, L.P. I, as successor in
                                        Interest to DAYTON & ASSOCIATES XII
                                                                         (SEAL)



/s/ Wayne Grovenstein                   By: /s/ James M. Hull
----------------------------               --------------------------------
                                        Name: James M. Hull
                                              -----------------------------
/s/ Laurie A. Underwood                 Its:  Authorized Agent
----------------------------                -------------------------------


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         IN WITNESS WHEREOF, the parties have executed this Agreement this ___
day of June, 2001 to be effective as of May 10, 2001.

WITNESS AS TO NYLIC:                    NYLIC:

                                        NEW YORK LIFE INSURANCE COMPANY
                                                                     (SEAL)



/s/ Hartley H. Silas                    By: /s/ Michael J. Falabella
--------------------------------------     --------------------------------
Hartley H. Silas                        Name: Michael J. Falabella
                                             ------------------------------
/s/ Bruce R. Levy                       Its: Real Estate Vice President
--------------------------------------      -------------------------------
Bruce R. Levy


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STATE OF GEORGIA         )
                         )               PROBATE
COUNTY OF RICHMOND       )

         PERSONALLY appeared before me the undersigned witness and made oath that s/he saw the within-written Brunner Companies Income Properties, L.P. I, as successor in interest to Dayton & Associates XII by James M. Hull, its authorized agent, sign, seal, and as its act and deed, deliver the within-written instrument for the uses and purposes therein mentioned, and that s/he with the other witness whose signature appears above, witnessed the execution thereof.



                                        /s/ Wayne Grovenstein
                                        ---------------------------------------
                                        Witness

SWORN TO before me this
6th day of June, 2001.



/s/ Laurie A. Underwood       (L.S.)
------------------------------
Notary Public for Georgia
My Commission Expires: 7-21-2001

(SEAL)

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STATE OF NEW YORK      )
                       )                         PROBATE
COUNTY OF NEW YORK     )

         PERSONALLY appeared before me the undersigned witness and made oath that s/he saw the within-written New York Life Insurance Company, by Michael J. Falabella, its Real Estate Vice President, sign, seal, and as its act and deed, deliver the within-written instrument for the uses and purposes therein mentioned, and that s/he with the other witness whose signature appears above, witnessed the execution thereof.



                                        /s/ Hartley H. Silas
                                        ---------------------------------------
                                        Witness Hartley H. Silas

SWORN TO before me this
11th day of June, 2001.



/s/ Alice M. Hoyte                     (L.S.)
---------------------------------------
Notary Public for New York
My Commission Expires: Jan. 11, 2003


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